UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE

THIS UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE ("*Guaranty*") is made as of the 7th day of May 2018 by each of AMERICAN RESOURCES CORPORATION, MCCOY ELKHORN COAL LLC, KNOTT COUNTY COAL LLC, DEANE MINING LLC, ERC MINING INDIANA CORP., QUEST PROCESSING LLC and MARK C. JENSEN (each a "*Guarantor*" and collectively, the "**Guarantors**") jointly and severally, if more than one, in favor of ENCECO, INC. ("*Lender*").

ARTICLE I - BACKGROUND AND AGREEMENT

1.01 Background. Quest Energy Inc., a wholly owned direct subsidiary of American Resources Corporation ("Borrower") and Lender have entered into that certain Non-Negotiable, Secured Promissory Note in the principal amount of $1,000,000, of even date herewith (as amended, restated, modified or supplemented from time to time, the "Note"), which Note secures Borrower's obligation to repurchase certain equipment conveyed to Lender pursuant to that certain Bill of Sale and Repurchase Agreement, of even date herewith, between Borrower and Lender (the "Bill of Sale")The transactions contemplated by the Note and the Bill of Sale will be of substantial direct and indirect interest and advantage to the Guarantors as parent, direct or indirect subsidiaries of the Borrower. It is a condition of the Note and the Bill of Sale that this Guaranty be executed and delivered to Lender.

1.02 Statement of Agreement. For and in consideration of the sum of $10.00 and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Guarantors, and for the purpose of seeking to induce the Lender to extend credit to Borrower, each Guarantor does hereby make the following guarantees to and agreements with Lender. Capitalized terms used buy not defined herein shall have the meanings ascribed to them in the Loan Agreement.

ARTICLE II – GUARANTEES

2.01 Guaranty of Payment. Each Guarantor does hereby unconditionally guaranty to Lender and its successors, endorsees and assigns the prompt and full payment when due, whether by acceleration or otherwise, with such interest as may accrue thereon after any default or maturity thereof, and such prepayment premiums and other charges as may be due in connection therewith, all obligations under the Note, the Bill of Sale and any and all documents to be delivered pursuant thereto and/or or in connection therewith, including without limit any mortgages, pledge agreements, security agreements and UCC filings (the Note and the Bill of Sale, together with all such agreements and documents, collectively the "**Loan Documents**"), whether such obligations now exist or arise hereafter (all such obligations are referred to herein as the "**Obligations**"). Guarantors' obligations hereunder are joint and several.

2.02 Guaranty of Performance. Each Guarantor does hereby unconditionally guarantee to Lender the full and prompt payment and performance of the Obligations.

2.03 Guarantor Obligations. Each Guarantor does hereby agree that if the amounts due under the Note and Bill of Sale are not paid by Borrower in accordance with their terms for any reason whatsoever, or if any and all sums which are now or may hereafter become due from Borrower to Lender under the Loan Documents are not paid by Borrower in accordance with their terms for any reason whatsoever, Guarantor will immediately make such payments. Each Guarantor further agrees to pay Lender all expenses actually paid or incurred by Lender in endeavoring to collect all or any portion of the indebtedness evidenced by the Loan Documents, to enforce any other obligations guaranteed hereby, or to enforce this Guaranty, (including, without limitation, all reasonable attorneys' fees and legal expenses actually incurred at ordinary hourly rates). The Lender and Guarantors agree to first exhaust the assets and Collateral of all Guarantors other than Mark C. Jensen first to satisfy any payments or performance under this Guaranty.

2.04 Loan Documents. The provisions of this Guaranty shall extend and be applicable to all renewals, replacements, amendments, extensions, consolidations and modifications of the Loan Documents, and any and all references herein to the Loan Documents or any of them shall be deemed to include any such renewals, replacements, amendments, extensions, consolidations or modifications thereof.

ARTICLE III - AGREEMENTS AND WARRANTIES

Each Guarantor represents and warrants to Lender as follows:

3.01 Organization. Such Guarantor is duly organized, validly existing and in good standing under the laws of the state of its formation, and has all requisite power and authority to own and operate its properties and to carry out its business. Such Guarantor is also duly qualified and in good standing in all applicable jurisdictions to carry on its business.

3.02 Authorization. The execution, delivery and performance by such Guarantor of the Loan Documents executed by it are within such Guarantor's powers and have been duly authorized by all necessary action.

3.03 No Conflict. The execution, delivery and performance by such Guarantor of the Loan Documents executed by it do not (i) violate such Guarantor's charter, by-laws, partnership agreement, limited liability company agreement or other organizational document, (ii) violate any Law applicable to such Guarantor or (iii) result in a breach of or a default under, or result in or require the imposition of a Lien pursuant to any contract binding on such Guarantor.

3.04 Governmental Consents. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Guarantor of the Loan Documents to which it is a party.

3.05 Validity. The Loan Documents to which it is a party are the binding obligations of such Guarantor, enforceable in accordance with their respective terms, except in each case as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

3.06 Consents. Such Guarantor hereby consents and agrees that Lender may at any time, and from time to time, without notice to or further consent from Guarantor, either with or without consideration, release and surrender any property or other security of any kind or nature whatsoever now or hereafter held by it or by any person or entity on its behalf or for its account, securing any indebtedness or liability hereby guaranteed (the "***Collateral***"); substitute for any Collateral held by or on behalf of Lender other collateral of like kind, or of any kind; make overadvances or increase the amount of the Note; agree to modify the terms of any one or more of the Loan Documents; extend or renew the Loan Documents for any period; grant release, compromises and indulgences with respect to any one or more of the Loan Documents and to any persons or entities now or hereafter liable thereunder or hereunder; release any other guarantor or endorser of or other person or entity liable upon the Note, the Bill of Sale or any other of the Loan Documents; or take or fail to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Loan Documents or any Collateral, nor any course of dealing with Borrower or any other person, shall limit, impair or release Guarantor's obligations hereunder, affect this Guaranty in any way or afford Guarantor any recourse against Lender. Nothing contained in this section shall be construed to require Lender to take or refrain from taking any action referred to herein.

3.07 Waiver and Subordination. Until the Note is paid in full, Guarantor hereby expressly waives any right of contribution from or indemnity against Borrower, whether at law or in equity, arising from any payments made by Guarantor pursuant to the terms of this Guaranty, and Guarantor acknowledges that Guarantor has no right whatsoever to proceed against Borrower for reimbursement of any such payments. In connection with the foregoing, Guarantor, until the Note is paid in full, expressly waives (i) any and all rights of subrogation to Lender against Borrower, and (ii) any rights to enforce any remedy which Lender may have against Borrower and any rights to participate in any Collateral. In addition to and without in any way limiting the foregoing, Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Guarantor to all indebtedness of Borrower to Lender, and agrees with Lender that, until the Note is paid in full, Guarantor shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of Guarantor's obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the Collateral.

3.08 Waiver of Defenses. Guarantor hereby waives and agrees not to assert or take advantage of any defense based upon:

(a) any incapacity, lack of authority, death or disability of Guarantor or any other person or entity;

(b) subject to Section 2.01, any failure of Lender to commence an action against Borrower or any other person or entity (including, without limitation, other guarantors, if any), or to file or enforce a claim against the estate (either in administration, bankruptcy, or any other proceeding) of Borrower or any other person or entity, whether or not demand is made upon Lender to file or enforce such claim;

(c) any failure of Lender to give notice of the existence, creation or incurring of any new or additional indebtedness or other obligation or of any action or non-action on

the part of any other person or entity, in connection with the Loan Documents or any obligation hereby guaranteed;

(d) any failure on the part of Lender to ascertain the extent or nature of the Collateral or any insurance or other rights with respect thereto, or the liability of any party liable for the Loan Documents or the obligations evidenced or secured thereby, or any failure on the part of lender to disclose to Guarantor any facts it may now or hereafter know regarding Borrower, the Collateral, or such other parties;

(e) any lack of acceptance or notice of acceptance of this Guaranty by Lender;

(f) any lack of presentment, demand, protest, or notice of demand, protest or nonpayment with respect to any indebtedness or obligations under any of the Loan Documents;

(g) any lack of notice of disposition or of manner of disposition of any Collateral;

(h) any lack of other notices to which Guarantor might otherwise be entitled;

(i) failure to properly record any document or any other lack of due diligence by Lender in creating or perfecting a security interest in or collection, protection or realization upon any Collateral or in obtaining reimbursement or performance from any person or entity now or hereafter liable for the Loan Documents or any obligation secured thereby;

(j) any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents;

(k) the inaccuracy of any representation or other provision contained in any Loan Document;

(l) any sale or assignment of the Loan Documents, in whole or in part;

(m) any sale or assignment by Borrower of the Collateral, or any portion thereof, whether or not consented to by Lender;

(n) any lack of commercial reasonableness in dealing with Collateral;

(o) any deficiencies in the Collateral or any deficiency in the ability of Lender to collect or obtain performance from any persons or entities now or hereafter liable for the payment or performance of any obligation hereby guaranteed;

(p) an assertion or claim that the automatic stay provided by 11 U.S.C. § 362 (arising upon the voluntary or involuntary bankruptcy proceeding of Borrower), or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or

inhibit the ability of Lender to enforce any of its rights, whether now or hereafter acquired, which Lender may have against Guarantor or the Collateral;

(q) any modifications of the Loan Documents or any obligation of Borrower relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise; and

(r) any action, occurrence, event or matter consented to by Guarantor under Section 3.06 hereof, under any other provision hereof, or otherwise.

3.09 Liability of Guarantor. This is a guaranty of payment and not of collection. The liability of Guarantor under this Guaranty shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other person (including, without limitation, other guarantors, if any), nor against the Collateral. Guarantor waives any right to require that an action be brought against Borrower or any other person or to require that resort be had to any Collateral or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person. In the event that, on account of the Bankruptcy Reform Action of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, Borrower shall be relieved of or fail to incur any debt, obligation or liability as provided in the Loan Documents, Guarantor shall nevertheless be fully liable therefor. In the event of a default under the Loan Documents, Lender shall have the right to enforce its rights, powers and remedies (including, without limitation, foreclosure of all or any portion of the Collateral) thereunder or hereunder, in any order, and all rights, powers and remedies available to Lender in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. If the indebtedness and the obligations guaranteed hereby are partially paid or discharged by reason of the exercise of any of the remedies available to Lender, this Guaranty shall nevertheless remain in full force and effect, and Guarantor shall remain liable for all remaining indebtedness and obligations guaranteed hereby, even though any rights which Guarantor may have against Borrower may be destroyed or diminished by the exercise of any such remedy; and if the indebtedness and obligations guaranteed hereby are otherwise partially paid or discharged for any reason, including voluntary payment or prepayment, application of insurance proceeds or condemnation awards, additional financing or refinancing, or sale of the Collateral or a portion thereof, with or without the consent or cooperation of Lender, this Guaranty shall nevertheless remain in full force and effect, and Guarantor shall remain liable for all remaining indebtedness and obligations guaranteed hereby. Guarantor covenants and agrees that, upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Guarantor shall not seek or cause Borrower or any other person or entity to seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to 11 U.S.C. § 105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Guarantor or the Collateral by virtue of this Guaranty or otherwise. No exculpatory or similar provision of the Loan Documents which limits, or relieves Borrower or any other person or entity from, any personal or direct liability

of Borrower under the Loan Documents shall limit or relieve Guarantor from any such liability, it being the intention of the parties hereto that Guarantor be liable for all obligations of the Borrower under any provision of the Loan Documents notwithstanding any such exculpatory or similar provision. The obligations of Guarantor and the rights of Lender hereunder are in addition to the obligations of Guarantor and the rights of Lender under any other guaranty or indemnity agreement given by Guarantor to Lender in connection with the Loan, and payments made under one guaranty or indemnity agreement shall not reduce the liabilities and obligations of Guarantor under any other guaranty or indemnity agreement.

3.10 Application of Payments. Guarantor hereby authorizes Lender, without notice to Guarantor, to apply all payments and credits received from Borrower or from Guarantor or realized from any security to the indebtedness, obligations and undertakings of Borrower (whether or not the same are the subject of this Guaranty) in such manner and in such priority as Lender in its sole judgment shall determine.

3.11 Financial Statements. Guarantor acknowledges that the Loan Documents require that Borrower provide or cause to be provided to Lender certain financial statements of Guarantor. Guarantor hereby agrees to provide to Lender all such financial statements in such form and at such times as is required under the provisions of the Loan Documents.

3.12 Warranties. Guarantor warrants and represents (a) that the execution and delivery of this Guaranty does not violate or constitute a breach of any agreement to which Guarantor is a party, or any applicable laws, and (b) that there is no litigation, claim, action or proceeding, pending or threatened, against Guarantor which would materially adversely affect the financial condition of Guarantor or the ability of Guarantor to fulfill all obligations of Guarantor hereunder, and (c) that all financial statements heretofore delivered by Guarantor to Lender are true and correct in all material respects as of the date thereof, and no material change has occurred in the financial condition of Guarantor since the date thereof.

3.13 Condition of Borrower. Guarantor warrants and represents that Guarantor is fully aware of the financial condition of Borrower and is executing and delivering this Guaranty based solely upon Guarantor's own independent investigation of all matters pertinent hereto, and that Guarantor is not relying in any manner upon any representation or statement of Lender. Guarantor warrants, represents and agrees that Guarantor is in a position to obtain, and Guarantor hereby assumes full responsibility for obtaining, any additional information concerning the financial condition of Borrower and any other matter pertinent hereto, and that Guarantor is not relying upon Lender to furnish, and shall have no right to require Lender to obtain or disclose, any information with respect to the indebtedness or obligations guaranteed hereby, the financial condition or character of Borrower or the ability of Borrower to pay the indebtedness or perform the obligations guaranteed hereby, the existence of any collateral or security for any or all of such indebtedness or obligations, the existence or nonexistence of any other guaranties of all or any part of such indebtedness or obligations, any actions or non-action on the part of Lender, Borrower or any other person or entity, or any other matter, fact or occurrence whatsoever. By executing this Guaranty, Guarantor acknowledges and knowingly accepts the full range of risks encompassed within a contract of guaranty.

ARTICLE IV - GENERAL CONDITIONS

4.01 Service of Process. Guarantor hereby (a) submits to personal jurisdiction in the State of Ohio for the enforcement of this Guaranty, and (b) waives any and all rights under the law of any state to object to jurisdiction within the State of Ohio for the purposes of litigation to enforce this Guaranty. In the event that such litigation is commenced, Guarantor agrees that service of process may be made, and personal jurisdiction over Guarantor obtained, by the serving of a copy of the summons and complaint upon Guarantor or Guarantor's appointed agent for service of process in the State of Ohio, whose name and address is as follows:

For all Guarantors:
9002 Technology Lane,
Fishers, Indiana 46038

Nothing contained herein, however, shall prevent Lender from bringing any action or exercising any rights against any security or against Guarantor personally, or against any property of Guarantor, within any other state. Initiating such proceeding or taking such action in any other state shall in no event constitute a waiver of the agreement contained herein that the law of the State of Ohio shall govern the rights and obligations of Guarantor and Lender hereunder or of the submission herein made by Guarantor to personal jurisdiction within the State of Ohio. The aforesaid means of obtaining personal jurisdiction and perfecting service of process are not intended to be exclusive but are cumulative and in addition to all other means of obtaining personal jurisdiction and perfecting service of process now or hereafter provided by the law of the State of Ohio.

4.02 Waiver of Rights. Guarantor hereby waives and renounces, to the fullest extent permitted by law, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now or hereafter provided by the Constitution and laws of the United States of America and of each state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Guaranty.

4.03 Communications. Unless and except as otherwise specifically provided herein, any and all notices, elections, approvals, consents, demands, requests and responses thereto ("***Communications***") permitted or required to be given under this Guaranty shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed to have been properly given and shall be effective upon the earlier of receipt thereof or deposit thereof in the United States mail, postage prepaid, certified with return receipt requested, to the other party at the address of such other party set forth herein below or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that the time period in which a response to any Communication must be given shall commence on the date of receipt thereof; and provided further that no notice of change of address shall be effective with respect to Communications sent prior to the time of receipt thereof. Receipt of Communications under this Guaranty shall occur upon actual delivery (whether by mail, telecopy transmission,

messenger, courier service, or otherwise) to any person who is Guarantor or an officer or general partner of Guarantor at any location where such person may be found, or to an officer, partner, agent or employee of Guarantor or Lender, at the address of such party set forth herein below, subject to change as provided hereinabove. An attempted delivery in accordance with the foregoing, acceptance of which is refused or rejected, shall be deemed to be and shall constitute delivery; and an attempted delivery in accordance with the foregoing by mail, messenger, or courier service (whichever is chosen by the sender) which is not completed because of changed address of which no notice has been received by the sender in accordance with this provision shall also be deemed to be and constitute receipt. Any Communication, if given to Lender, must be addressed as follows, subject to change as provided hereinabove:

ENCECo, Inc.
c/o Charles A. Ebetino, Jr.
3694 Seaford Drive
Columbus, Ohio 43220
Email: cebetino@erpfuels.com

and, if given to Guarantor, must be addressed a provided in Section 4.01.

4.04 Irrevocability and Revival. This Guaranty shall be irrevocable by Guarantor and shall remain in effect until all indebtedness guaranteed hereby has been completely repaid and until Lender has no further obligation to make future advances under any of the Loan Documents. This Guaranty shall continue to be effective or be revived and reinstated, as the case may be, in the event that any payment received by Lender of any of the indebtedness guaranteed hereby is returned or rescinded by reason of any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief of debtors or for any other reason.

4.05 Limit of Validity. If from any circumstances whatsoever fulfillment of any provisions of this Guaranty, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then *ipso facto* the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Guaranty that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity. The provisions of this section shall control every other provisions of this Guaranty.

4.06 Applicable Law. This Guaranty shall be interpreted, construed and enforced according to the laws of the State of Ohio.

4.07 Execution in Counterparts. This Guaranty may be executed in counterparts, each of which will be deemed to be an original and all of which, taken together, will be deemed to be one agreement. The obligations of each Guarantor under this Guaranty are joint and several with, and separate, independent and distinct from, the obligations of Borrower, any other Guarantor or any other person. Execution of this Guaranty by a Guarantor is effective against that Guarantor even though not executed by all other Guarantors and even if one or more Guarantors are subsequently released from the obligations set forth in this Guaranty.

4.08 Miscellaneous. Time is of the essence with respect to all obligations of Guarantor hereunder. This Guaranty may not be changed orally, and no obligation of Guarantor can be released or waived by Lender or any officer or agent of Lender, except by a writing signed by a duly authorized officer of Lender. The provisions of this Guaranty shall be binding upon Guarantor and the heirs, executors, legal representatives, successors, successors-in-title and assigns of Guarantor and shall inure to the benefit of Lender, the heirs, executors, legal representatives, successors, successors-in-title and assigns of Lender. This Guaranty shall in no event be impaired by any change which may arise by reason of the death of Borrower or Guarantor, if individuals, or by reason of the dissolution of Borrower or Guarantor, if Borrower or Guarantor is a corporation or partnership. Guarantor has executed this Guaranty individually and not as a partner of Borrower or any other guarantor. This Guaranty is not assignable by Lender. All personal pronouns used herein, whether used in the masculine, feminine or neuter gender, shall include all other genders; and the singular shall include the plural or vice versa. Titles of articles and sections are for convenience only and in no way define, limit, amplify or describe the scope or intent of any provisions hereof. If Guarantor is a partnership, all of the provisions hereof referring to Guarantor shall be construed to apply to each of the general partners thereof This Guaranty contains the entire agreement between Guarantor and Lender relating to the guarantying of the Loan by Guarantor and supersedes entirely any and all prior written or oral agreements with respect thereto; and Guarantor and Lender acknowledge that there are no contemporaneous oral agreements with respect to the subject matter hereof.

[SIGNATURES CONTAINED ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Guarantor has executed this Guaranty under seal as of the date first above written.

GUARANTORS

AMERICAN RESOURCES CORPORATION

By: ________________________
Name:
Its:

MCCOY ELKHORN COAL LLC
By: ________________________
Name:
Its:

KNOTT COUNTY COAL LLC

By: ________________________
Name:
Its:

DEANE MINING LLC

By: ________________________
Name:
Its:

ERC MINING INDIANA CORP.

By: ________________________
Name:
Its:

QUEST PROCESSING LLC

By: ________________________
Name:
Its:

____
Mark Jensen